SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                DECEMBER 31, 2001

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                     1-13175
                            (Commission File Number)

                                   74-1828067
                        (IRS Employer Identification No.)

                                ONE VALERO PLACE
                               SAN ANTONIO, TEXAS
                    (Address of principal executive offices)
                                      78212
                                   (Zip Code)

                                 (210) 370-2000
              (Registrant's telephone number, including area code)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         Effective December 31, 2001, Ultramar Diamond Shamrock Corporation, a Delaware corporation ("UDS"), merged with and into Valero Energy Corporation (the "Merger"), a Delaware corporation ("Valero"), pursuant to an Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero and UDS (the "Merger Agreement"). Upon consummation of the Merger on December 31, 2001, among other things, each share of common stock, par value $0.01 per share, of UDS, was converted into the right to receive cash, Valero common stock, or a combination of cash and Valero common stock, as set forth in the Merger Agreement. The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K (this "Form 8-K") and the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement. A copy of the press release announcing the closing of the Merger is filed as Exhibit 99.1 to this Form 8-K, and a copy of the press release announcing the final results of the merger consideration election and the amount of consideration to be paid to former UDS stockholders is filed as Exhibit 99.2 to this Form 8-K.

         Valero's Registration Statement on Form S-4 (Registration No. 333-61756), which was declared effective by the Securities and Exchange Commission on August 24, 2001, and which is hereby incorporated by reference herein, sets forth certain information regarding the Merger, Valero and UDS, including, but not limited to, the manner of the Merger, a description of the assets involved, the nature of the consideration paid by Valero therefor, the method used for determining the amount of such consideration, the nature of any material relationships between UDS and Valero or any officer or director of Valero or any associate of any such officer or director, the nature of Valero's and UDS's businesses and Valero's intended use of the assets acquired in the Merger.

         The cash portion of the merger consideration was paid by Valero to former UDS stockholders using proceeds from Valero's $1.5 billion bridge loan facility and one of Valero's two $750 million revolving bank credit facilities, all with JPMorgan Chase Bank and the several lenders participating in the facilities.


ITEM 5.           OTHER EVENTS.

Restated Certificate of Incorporation.

         Effective December 31, 2001, Valero's Restated Certificate of Incorporation was amended to increase the number of authorized shares of Valero common stock. A copy of the amendment to Valero's Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  STATEMENTS AND EXHIBITS.


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       (a) Financial  statements  for UDS will be filed by  amendment  to this
           Form 8-K not later than 60 days after the date that this Form 8-K was required to have been filed.

       (b) Pro forma financial information that would be required pursuant to
           Article 11 of Regulation S-X will be filed by amendment to this Form 8-K not later than 60 days after the date that this Form 8-K was required to have been filed.

       (c) The following exhibits are filed herewith:


      EXHIBIT NO.          DESCRIPTION OF EXHIBIT

       2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Exhibit 2.1 to Valero's Current Report on Form 8-K, filed on May 10, 2001).*

       3.1 Amendment to the Restated Certificate of Incorporation of the Registrant.

       99.1 Text of press release, dated December 31, 2001, with respect to the closing of the Merger.

       99.2 Text of press release, dated January 9, 2002, with respect to the final results of the merger consideration election and the amount of consideration to be paid to former UDS stockholders.

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* Previously filed.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Valero has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          VALERO ENERGY CORPORATION



                                          By: /s/ Jay D. Browning
                                             ---------------------
                                              Jay D. Browning
                                              Secretary

Dated:  January 11, 2002




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                       EXHIBIT INDEX

         Exhibit No.                Description of Exhibit

         2.1 Agreement and Plan of Merger, dated as of May 6, 2001, by and between Valero Energy Corporation and Ultramar Diamond Shamrock Corporation (incorporated by reference to Exhibit 2.1 to Valero's Current Report on Form 8-K, filed on May 10,
                  2001).

         3.1 Amendment to the Restated Certificate of Incorporation of the Registrant.

         99.1 Text of press release, dated December 31, 2001, with respect to the closing of the Merger.

         99.2 Text of press release, dated January 9, 2002, with respect to the final results of the merger consideration election and the amount of consideration to be paid to former UDS stockholders.